                                   EXHIBIT 99

                                OPERATING REPORT

                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                             Case No.:     399-02649 THROUGH 399-02680
                                                                                 ---------------------------------------------------
      SERVICE MERCHANDISE COMPANY, INC.
      -------------------------------------------------------
                                                                   Judge:        PAINE
                                                                                 ---------------------------------------------------

                                                                   Chapter 11

Debtor(s)

                                MONTHLY OPERATING REPORT FOR PERIOD ENDING                                      August 1, 1999
                                                                                                          --------------------------

                              COMES NOW,            SERVICE MERCHANDISE COMPANY, INC.
                                                    --------------------------------------------------------------------------------

      Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing             July 5, 1999
                                                                                                         ---------------------------
      and ending           August 1, 1999                  as shown by the report and exhibits consisting of         16   pages and
                         ---------------------                                                                    ------------------
      containing the following as indicated:

                      X   Monthly Reporting Questionnaire (Attachment 1)
                    -----

                      X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                    -----

                     N/A  Summary of Accounts Receivable (Form OPR-3)
                    -----

                      X   Schedule of Postpetition Liabilities (Form OPR-4)
                    -----

                      X   Statement of Income (Loss) (Form OPR-5)
                    -----


                   I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy
        Court Clerk and a copy delivered to the U.S. Trustee.

        Date:            8/23/99                         DEBTOR - IN - POSSESSION
                         ------------------------

                                                         By:               /s/ Tom Garrett
                                                                           ---------------------------------------------------------

                                                         Name and Title:   TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                                                           ---------------------------------------------------------

                                                         Address:          7100 SERVICE MERCHANDISE DRIVE
                                                                           ---------------------------------------------------------
                                                                           BRENTWOOD, TENNESSEE 37027
                                                                           ---------------------------------------------------------

                                                         Telephone No:     660-3477
                                                                           ---------------------------------------------------------

        Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 5, 1999 THROUGH AUGUST 1, 1999

1. Payroll
                                                                                   WAGES                           TAXES
       OFFICERS                             TITLE                           GROSS          NET              DUE          PAID
SAM CUSANO             CHIEF EXECUTIVE OFFICER                             245,012.54    169,432.85        4,515.26      70,669.57

STEVE MOORE            SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                       OFFICER, GENERAL COUNSEL & SECRETARY                105,718.94     73,593.64        2,198.69      29,709.96

TOM GARRETT            SENIOR VICE PRESIDENT & CFO                          83,299.23     59,223.50        1,648.99      22,211.65

STEVE MCCANN           SENIOR VICE PRESIDENT, FINANCE
                       & CHIEF ACCOUNTING OFFICER                           19,345.81     12,020.27        1,463.96       4,718.17

GARY SEASE             SENIOR VICE PRESIDENT, LOGISTICS                     84,646.99     58,086.14        2,054.12      23,471.08

CHARLES SEPTER         PRESIDENT & CHIEF OPERATING OFFICER                 189,229.81    130,493.34        3,417.43      54,380.08

KENNETH BRAME          SENIOR VICE PRESIDENT, INFORMATION SERVICES &
                       CHIEF INFORMATION OFFICER                            77,359.59     53,765.68        1,762.74      21,190.47

ROBERT J. PINDRED      VICE PRESIDENT AND TREASURER                         33,573.63     19,041.26        1,596.95       8,307.26

SANDRA CARY            VICE PRESIDENT, ASST. TAX: FIN                        7,703.17      5,526.02          523.59       1,554.71

J0E M. ELLIOTT         AVP, PROPERTY ADMINISTRATION                         19,945.61     12,883.34          363.54       4,884.96

ERIC KOVATS            VICE PRESIDENT, REGIONAL: STORES                     47,686.82     31,967.69        1,103.21      11,740.32

BARBARA SPRINGER       ASSISTANT TREASURER                                  14,988.34      9,689.77          374.86       3,980.29

KARREN PRASIFKA        ASSISTANT GENERAL COUNSEL VP                         33,352.56     21,294.01        1,390.81      10,736.35

SUZY WILSON            ASSISTANT LEGAL VICE PRESIDENT                       18,942.34     12,802.47          394.18       5,513.09


The associates listed below received a retention bonus which is included in the amounts above


SAM CUSANO                                           195,000.00
STEVE MOORE                                           78,750.01
TOM GARRETT                                           59,062.58
GARY SEASE                                            59,675.66
CHARLES SEPTER                                       150,000.00
KENNETH BRAME                                         54,375.07
ROBERT PINDRED                                        18,900.02
JOE ELLIOTT                                           11,847.83
ERIC KOVATS                                           30,375.05
BARBARA SPRINGER                                       8,437.51
KARREN PRASIFKA                                       22,950.07
SUZY WILSON                                           11,250.02

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 5, 1999 THROUGH AUGUST 1, 1999

2.  INSURANCE


                                                               COVERAGE       POLICY         EXPIRATION     PREMIUM   DATE COVERAGE
TYPE                       NAME OF CARRIER                      AMOUNT        NUMBER            DATE        AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                   Security Ins Co of Hartford          $5 Million CCIPW12011        5/1/00        $921,750       5/1/00
                           Commonwealth                         $5 Million US2387            5/1/00         $92,419       5/1/00
                           Westchester Fire                    $15 Million 1XA394310         5/1/00         $75,000       5/1/00
                           Allianz Insurance Co                $12 Million CLP1034720        5/1/00         $30,000       5/1/00
                           TIG Insurance Co                    $13 Million XPT38797554       5/1/00         $32,500       5/1/00
                           Westchester Fire                    $30 Million 1XA394311         5/1/00         $15,000       5/1/00
                           Allianz Insurance Co                $12 Million CLP1034720        5/1/00         $22,500       5/1/00
                           Allianz Insurance Co                $25 Million CLP1034720        5/1/00         $10,000       5/1/00

Boiler & Machinery         Hartford Steam Boiler               $10 Million BMTBD             5/1/00         $11,900       5/1/00

Transit                    Security Ins Co of Hartford          $1 Million CCIMG72820        5/1/00         $10,000       5/1/00

Ocean Cargo                Phoenix Assurance Co of NY          $10 Million CR37211           5/1/00         $40,000       5/1/00

Special Crime              Reliance Insurance Co               $25 Million NFK1951937        5/1/02         $13,458       5/1/02

Crime                      National Union Fire Ins Co          $10 Million 858-0797          3/1/00         $56,505       3/1/00

Fiduciary                  National Union Fire Ins Co          $10 Million 267-81-30         3/1/00         $19,462       3/1/00

Employment Practices       Chubb Insurance Co                  $10 Million 81278901A         3/1/00        $221,575       3/1/00
Liability                  Royal Insurance Co                  $10 Million PSF000010         3/1/00         $88,200       3/1/00

Directors & Officers       Continental Insurance Co            $10 Million 300714943         3/1/01        $453,500       3/1/01
                           Chubb Insurance Co                  $10 Million 81278902-A        3/1/01        $266,666       3/1/01
                           Royal Insurance Co                  $10 Million PSF000009         3/1/01        $133,000       3/1/01

Umbrella                   Federal Insurance Co                $50 Million 79763295          1/1/02         $79,196       1/1/02
Excess Liability           American Guarantee & Liab           $50 Million EUO2876107-01     1/1/02         $25,000       1/1/02

International              Cigna Insurance Co                   $1 Million PHFTBD            1/1/00          $2,500       1/1/00

Punitive Damages           Chubb Atlantic Indemnity            $50 Million PUNTBD1           1/1/00         $17,160       1/1/00
Punitive Damages - Excess  Zurich International Bermuda        $50 Million PUNTBD2           1/1/00          $5,000       1/1/00

General Liability -        Hartford Fire Insurance Co           $2 Million 20UENTBD          1/1/00          $8,020       1/1/00
Va. Beach

General Liability          Cigna Insurance Co                   $5 Million XSLG19307931      1/1/00         $13,225      8/31/99

Workers' Compensation      Pacific Employers Ins Co              Statutory WLRC42316830      1/1/00         $17,797      8/31/99
WC Excess                  Cigna Insurance Co                    Statutory XWCO11865         1/1/00          $1,748      8/31/99
WC Contractual Indemnity   Illinois Union Insurance Co           Statutory CTPG19307992      1/1/00          $4,990      8/31/99

Auto                       Pacific Employers Ins Co             $1 Million ISAHO7569488      1/1/00          $2,742      8/31/99

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  JULY 5, 1999 - AUGUST 1, 1999

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                      $    11,950
RETAIL SAFE FUNDS                                                                $ 2,213,448

CORPORATE ACCOUNTS                                                               $ 1,876,381

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                  $ 1,944,731
FIRSTAR                                                                          $    46,814
SOCIETY NATIONAL BANK                                                            $   405,959
BANK OF BOSTON                                                                   $   425,318
BANK OF BOSTON CONNECTICUT                                                       $   279,712
MERCANTILE BANK                                                                  $   123,853
FIRST UNION                                                                      $ 2,589,641
HARRIS TRUST                                                                     $ 1,031,764
BANK ONE LOUISIANA                                                               $   536,024
FLEET                                                                            $   (17,736)(1)
ABN - AMRO BANK                                                                  $   290,907
COMERICA BANK                                                                    $   293,228
AM SOUTH                                                                         $   245,935
BANK OF AMERICA CALIFORNIA                                                       $   120,636
FIRST AMERICAN NATIONAL BANK                                                     $    80,517
HERITAGE BANK OF NEVADA                                                          $     2,077
BANK OF OKLAHOMA                                                                 $   146,811
CHASE BANK OF TEXAS                                                              $   873,422
HIBERNIA                                                                         $    22,784
SINGLE STORE DEPOSITORY ACCOUNTS                                                 $   175,668
FIRST NATIONAL BANK OF MARYLAND                                                  $    96,353
FIFTH THIRD BANK                                                                 $    42,868
WELLS FARGO BANK                                                                 $    25,891
NATIONSBANK                                                                      $ 1,226,453
NBD                                                                              $   207,100
PNC BANK                                                                         $    60,664
BANK ONE, TEXAS                                                                  $    42,605

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)               $11,667,541


OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                  $   649,243
OTHER CASH ACCOUNTS                                                              $   313,452

TOTAL CASH PER GENERAL LEDGER                                                    $28,052,014





(1) - Overpayment - Fleet Bank

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASED NAME:  SERVICE MERCHANDISE CONPANY, INC. et. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  JULY 5, 1999 THROUGH AUGUST 1, 1999

4.  Payments to Professionals July 5, 1999 through August 1, 1999

    Vendor #                     Vendor Name                                      Check Amt.       Check Date    Check #
--------------------------------------------------------------------------------------------------------------------------
57117             Deloitte & Touche                                               $78,799.00        7/13/99      30009289
3323              AvTax                                                            $7,501.25        7/13/99      30009423
50995             Brann & Issacson, LLP                                              $235.00        7/13/99      30009435
71403             Seyfarth, Shaw, Fairweather & Geraldson                            $547.74        7/13/99      30009439
99277             Rosemont & Associates Inc                                       $19,537.50        7/13/99      30009452
57117             Deloitte & Touche                                               $29,650.00        7/15/99      30009684
57117             Deloitte & Touche                                                $9,492.00        7/15/99      30009688
50995             Brann & Issacson, LLP                                              $303.99        7/16/99      30009856
86237             Brusniak Clement Harrison & McCool, PC Inc.                        $528.05        7/16/99      30009857
H998              Vorys, Sater, Seymour and Pease                                    $212.78        7/19/99      30010050
71217             Bass, Berry & Sims, PLC                                          $5,709.39        7/20/99      20000178
H998              Vorys, Sater, Seymour and Pease                                    $277.55        7/20/99      30010314
63078             Weil, Gotshal & Manges, LLP                                    $165,863.69        7/20/99      B0018519
57117             Deloitte & Touche                                               $78,799.00        7/21/99      30010453
H998              Vorys, Sater, Seymour and Pease                                     $83.70        7/23/99      30010813
99329             The Aegis Group                                                 $16,312.50        7/23/99      30010814
99391             Otterbourg, Steindler, Houston & Rosen, P.C.                   $205,682.83        7/23/99      B0018595
99454             Harwell, Howard, Hyne, Gabbert & Manner, P.C.                   $15,972.67        7/23/99      B0018596
99104             Jay Alix & Associates                                          $324,260.86        7/23/99      B0018597
98378             Skadden, Arps, Slate, Meagher, & Flom                          $566,602.00        7/23/99      B0018598
79108             Ernst & Young LLP                                              $100,053.00        7/23/99      B0018599
71217             Bass, Berry & Sims, PLC                                        $138,072.12        7/23/99      B0018600
99459             Robert L. Berger & Associates                                   $19,344.27        7/23/99      B0018605

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  JULY 5, 1999 THROUGH AUGUST 1, 1999

RECEIPTS AND DISBURSEMENTS
JULY 5, 1999 - AUGUST 1, 1999
(Dollars in Thousands)



                                               Actual           Actual           Actual           Actual           Total

                                       Monday  7/5/99            7/12/99          7/19/99         7/26/99           7/5/99
                                       Sunday  7/11/99           7/18/99          7/25/99          8/1/99           8/1/99
                                             ------------------------------------------------------------------------------


Receipts:
    Sales Receipts                            $ 26,904         $ 37,959         $ 32,775         $ 25,239         $122,877
    Miscellaneous Receipts                       2,596               30            7,587             --             10,213
                                             ------------------------------------------------------------------------------
    Total Available collections                 29,500           37,989           40,362           25,239          133,090

 Disbursements:
    Merchandise disbursements                    7,849           23,436           25,303           28,719           85,307
    Non-merchandise disbursements               16,424           15,081           19,095           17,374           67,974
                                             ------------------------------------------------------------------------------
 Total Disbursements:                         $ 24,273         $ 38,517         $ 44,398         $ 46,093         $153,281
                                             ------------------------------------------------------------------------------

 Cash Receipts less Cash Disbursements          $5,227         $   (528)        $ (4,036)        $(20,854)        $(20,191)
                                             ------------------------------------------------------------------------------

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  JULY 5, 1999 THROUGH AUGUST 1, 1999

ROLLING REVISED CASH FLOW FORECAST
(in millions)


                                  Actual       Forecast       Forecast     Forecast       Forecast
                                  8/8/99       8/15/99        9/12/99      10/10/99       11/7/99
                                  ------       -------        -------      --------       -------

Ending Total Revolver Balance    $   72.7      $   88.6      $  142.1      $  230.9      $  349.9
Term Loan                            99.8          99.8          99.8          99.5          99.5
Standby Letters of Credit            29.1          29.1          29.1          29.1          29.1
Trade Letters of Credit              79.9          70.0          53.0          40.0          33.0
                                 --------      --------      --------      --------      --------
Total Extensions of Credit       $  281.4      $  287.4      $  323.9      $  399.5      $  511.5
                                 --------      --------      --------      --------      --------

                                 --------      --------      --------      --------      --------
Borrowing Base*                  $  491.6      $  510.3      $  527.4      $  577.6      $  655.9
                                 --------      --------      --------      --------      --------

Availability*                    $  210.3      $  223.0      $  203.5      $  178.1      $  144.4

Notes:

(1) Borrowing Base and Availability calculated before deduction of Interim Reserve Amount ($50 million until a business plan is accepted and financial covenants are negotiated.)
(2) The anticipated increase in revolver borrowings and decrease in availability in September, October and November reflects, among other things, seasonal inventory increases relating to the Fall selling seasons.

     The above projections do not include the potential increase in availability related to the collection of net proceeds of the real estate auction and the addition of $25 million to the borrowing base related to under market leases.

FORM OPR-1 AND 2


               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)

                                                            August 1,         July 4,
                                                              1999             1999
                                                          ------------      -----------
ASSETS
Current Assets:
   Cash and cash equivalents                              $    28,052       $    37,858
   Accounts receivable                                         13,878            16,565
   Inventories                                                578,578           553,711
   Prepaid expenses and other assets                           84,700            86,974
                                                          -----------       -----------

   TOTAL CURRENT ASSETS                                       705,208           695,108
                                                          -----------       -----------

PROPERTY AND EQUIPMENT
   Owned assets, net of accumulated depreciation              361,231           364,581
   Capitalized leases, net of accumulated amortization         17,336            17,588
                                                          -----------       -----------

              TOTAL PROPERTY AND EQUIPMENT                    378,567           382,169
                                                          -----------       -----------

   Other assets and deferred charges                      (a)  68,134            49,844
                                                          -----------       -----------

   TOTAL ASSETS                                           $ 1,151,908       $ 1,127,121
                                                          ===========       ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
   Notes payable to banks                                 $    53,891       $    33,624
   Accounts payable                                            46,543            26,435
   Accrued expenses                                           138,241           134,199
   State & local sales tax                                     12,883            15,233
   Current maturities of long-term debt                         1,000             1,000
                                                          -----------       -----------

   TOTAL CURRENT LIABILITIES                                  252,558           210,491

Long-Term Liabilities:
   Long-term debt                                              98,750            98,750

Liabilities Subject To Compromise:
   Accrued restructuring costs                                 69,846            73,096
   Capitalized lease obligations                               42,049            43,752
   Long-term debt                                             465,055           465,317
   Accounts payable                                           192,074           191,406
   Accrued expenses                                            83,793            87,502
                                                          -----------       -----------
   Total Liabilities Subject To Compromise                    852,817           861,073

   TOTAL LIABILITIES                                        1,204,125         1,170,314
                                                          -----------       -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
   Common stock                                                50,049            50,049
   Additional paid-in-capital                                   6,756             6,756
   Deferred compensation                                       (1,060)           (1,086)
   Accumulated other comprehensive loss                          (869)             (869)
   Retained (deficit) earnings                               (107,093)          (98,043)
                                                          -----------       -----------
          TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                (52,217)          (43,193)

   TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY   $ 1,151,908       $ 1,127,121
                                                          ===========       ===========

Note:

 (a) Auction proceeds of approximately $20,000 were received and recorded as restricted cash as part of Other Assets & Deferred Charges

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 5, 1999 THROUGH AUGUST 1, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended:  08/01/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 5, 1999 THROUGH AUGUST 1, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  08/01/99
FORM OPR-4



                                                    Total             current
                                                --------------    --------------

Trade Accounts Payable (Merchandise)            $  46,543,000      $  46,543,000




                                                    Total             current
                                                --------------     -------------

Expense & other payables                        $ 138,241,000      $ 138,241,000


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 5, 1999 THROUGH AUGUST 1, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


                                  Date       Date          Total         0-30
          TAXES PAYABLE         Incurred     Due            Due          Days
                                -------------------------------------------------

Federal Income Tax           ** Various    Various      8,426,322     8,426,322

State Income Tax                Various    Various       (144,971)     (144,971)
                                                     ---------------------------

                    SUBTOTAL *                          8,281,351     8,281,351
                                                     ---------------------------


Sales/Use Tax                   Various    Various     12,883,072    12,883,072
                                                     ---------------------------

Personal Property Tax        *  Various    Various        686,299       686,299

Real Estate Taxes            *  Various    Various      6,888,754     6,888,754

Inventory Taxes              *  Various    Various      1,398,231     1,398,231

Gross Receipts/Bus Licenses  *  Various    Various        188,158       188,158

Franchise Taxes              *  Various    Various         95,517        95,517
                                                     ---------------------------

                    SUBTOTAL                            9,256,959     9,256,959
                                                     ---------------------------

                                                     ---------------------------
       TOTAL TAXES PAYABLE                             30,421,382    30,421,382
                                                     ===========================


*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASH NAME:  SERVICE MERCHANDISE COMPANY, INC. et. A1.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 5, 1999 THROUGH AUGUST 1, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

($ IN THOUSANDS)


                                                   DATE                     TOTAL DUE
                                                 INCURRED     DATE DUE   (8/1/99 Balance)
                                                -----------------------------------------
POST PETITION SECURED DEBT
        Revolver Borrowings                       3/27/99      6/30/01      53,891
        Facility Standby Letters of Credit        3/27/99      6/30/01      41,182
        Facility Trade Letters of Credit          3/27/99      6/30/01      76,168
        Term Loans                                3/27/99      6/30/01      99,750
                                                                         ---------
        TOTAL EXTENSIONS OF CREDIT                                       $ 270,991

POST PETITION UNSECURED DEBT                                                   --

ACCRUED INTEREST PAYABLE                                                 $     594


FORM OPR-5


               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                            (DEBTOR - IN POSSESSION)
                                 (IN THOUSANDS)


                                                                        Activity
                                                                      July 5, 1999
                                                                        through
                                                                     August 1, 1999
                                                                     --------------

Net Sales                                                             $ 103,094

Costs of merchandise sold and buying and occupancy expense               82,258
                                                                      ---------
Gross margin after cost of merchandise sold and buying
   and occupancy expenses                                                20,836

Selling, General and Administrative Expenses:
     Net Employment Expense                                              22,736
     Net Advertising                                                      2,782
     Banking and Other Fees                                               1,770
     Real Estate and Other Taxes                                          2,328
     Supplies                                                               816
     Communication and Equipment                                            696
     Travel                                                                 478
     Security and Other Services                                           (155)
     Legal and Professional                                                 632
     Sales and Shipping                                                     --
     Insurance                                                              672
     Miscellaneous                                                  (a)  (2,704)
     Credit Card Services                                                   398
                                                                      ---------
Total Selling, General and Administrative Expenses                       30,450

Other income, net                                                   (b)  (8,821)

Restructuring charge                                                        --

Depreciation and amortization                                             3,121
                                                                      ---------
Earnings (loss) before interest, reorganization items,
   and income tax                                                        (3,915)

Interest expense - debt                                                   2,977
Interest expense - capitalized leases                                       436
                                                                      ---------

Earnings (loss) before reorganization items, and income tax              (7,327)

Reorganization Items:
     Legal and Professional                                               1,590
     Miscellaneous fees                                                     133
                                                                      ---------
          Reorganization items                                            1,722

Earnings (loss) before income tax                                        (9,050)
     Income tax benefit                                                     --
                                                                      ---------
Net earnings (loss)                                                   $  (9,050)
                                                                      =========


(a)  Includes proceeds received to exit certain operating leases.

(b)  Includes gains of auctioned properties which closed in July.